UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 19, 2007

THE COCA-COLA COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c).   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

    On April 19, 2007, the Board of Directors of The Coca-Cola Company (the “Company”) elected Harry L. Anderson as vice president and Controller of the Company, effective immediately. Mr. Anderson joined the Company in 2001 as senior vice president, Coca-Cola Ventures. From March 2003 until May 2004, he was vice president and director of Supply Chain and Manufacturing Management. From May 2004 to February 2007, Mr. Anderson served as chief financial officer of the Company’s Coca-Cola North America group. In February 2007, he was appointed interim Controller of the Company.

Item 801.   Other Events

           The Company’s Annual Meeting of Shareowners was held on Wednesday, April 18, 2007, in Wilmington, Delaware, at which the following matters were submitted to a vote of the shareowners:

(a) Votes regarding the election of the persons named below as Directors for a term expiring in 2008 were as follows:
	FOR	AGAINST	ABSTENTIONS
Herbert A. Allen	1,980,507,467	34,147,342	20,199,760
Ronald W. Allen	1,976,458,492	38,233,439	20,162,638
Cathleen P. Black	1,978,636,179	35,750,859	20,467,531
Barry Diller	1,722,722,728	291,753,606	20,378,235
E. Neville Isdell	1,983,799,732	31,731,412	19,323,425
Donald R. Keough	1,986,266,489	27,585,767	21,002,313
Donald F. McHenry	1,978,650,727	36,358,124	19,845,718
Sam Nunn	1,983,287,563	31,808,284	19,758,722
James D. Robinson III	1,969,552,391	45,264,918	20,037,260
Peter V. Ueberroth	1,974,322,247	39,949,291	20,583,031
James B. Williams	1,939,634,959	74,954,098	20,265,512

(b) Votes regarding ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending December 31, 2007, were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,998,511,686	19,319,896	17,022,987	—

(c) Votes regarding the approval of the Performance Incentive Plan of the Company were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,935,059,421	74,549,969	25,245,179	—

(d)  A shareowner proposal regarding management compensation was not submitted to a vote of the shareowners because neither the proponent nor a qualified representative of the proponent attended the meeting to present the proposal.

(e)  Votes on a shareowner proposal regarding an advisory vote on the Compensation Committee Report were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
493,883,785	1,129,948,679	69,403,667	341,618,438

(f)  Votes on a shareowner proposal regarding chemical and biological testing were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
105,811,522	1,407,367,801	180,056,808	341,618,438

(g)  Votes on a shareowner proposal regarding a study and report on extraction of water in India were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
100,883,094	1,409,438,911	182,914,126	341,618,438

(h)  Votes on a shareowner proposal regarding restricted stock were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
531,686,958	1,132,863,607	28,685,566	341,618,438

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: April 24, 2007	By: /s/David M. Taggart David M. Taggart Vice President and Treasurer